Exhibit 10.11

AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 (the “Amendment”) to the EMPLOYMENT AGREEMENT (the “Agreement”), is made as of December 16, 2005 by and between Hana Biosciences, Inc. (formerly Hudson Health Sciences, Inc.), a Delaware corporation (the “Company”), and Mark J. Ahn, Ph.D. (“Executive”).

WHEREAS, the parties hereto entered into that certain Employment Agreement dated November 1, 2003, as amended October 21, 2004 (the “Agreement”);

WHEREAS, the parties desire to amend the Agreement in order to extend the Term (as defined in the Agreement) for an additional two (2) years; and

WHEREAS, the parties further desire to amend the Agreement in order to accelerate the vesting of options to purchase shares of the Company’s common stock held by Executive.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, the Company and Executive agree as follows:

1. Section 2 of the Agreement is hereby amended and restated in its entirety, as follows:

“2. Term. The employment of the Executive by the Company as provided in Section 1 shall be for a period commencing on the date hereof and ending on November 1, 2008, unless earlier terminated in accordance with the provisions of Section 9 below (the “Term”).”

2. In the event of a Change of Control, the vesting conditions relating all options to purchase shares of the Company’s common stock then held by Executive shall immediately accelerate and such options shall be deemed fully exercisable by Executive, notwithstanding any term to the contrary contained in the written instruments evidencing the terms and conditions of such stock options.

3. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

4. Except as amended or modified by this Amendment, the parties hereby confirm all other terms and provisions of the Agreement.

5. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY: Hana Biosciences, Inc. By: /s/ Fred L. Vitale ——————————————— Its: Vice President	EXECUTIVE: /s/ Mark J. Ahn ———————————————— Mark J. Ahn, Ph.D.